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                  SELECT DIMENSIONS (SERIES II AND SERIES IIR)
                             SEPARATE ACCOUNT THREE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

     SUPPLEMENT DATED AUGUST 5, 2002 TO THE PROSPECTUS DATED AUGUST 5, 2002

The following language is added at the end of the "Principal First" subsection of "The Contract" section of the prospectus:

        Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, causing a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

The following language is added at the end of subparagraph C.2.a.ii of the "Federal Tax Considerations" section of the prospectus:

           It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract value (determined without regard to surrender charges) is an appropriate measure. However, the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future benefits.

The following language is added at the end of subparagraph C.2.d.ii.4 of the "Federal Tax Considerations" section of the prospectus and is also added at the end of the fourth bullet under subparagraph 5(a) of "Appendix I - Information Regarding Tax Qualified Retirement Plans":

           In determining whether a payment stream designed to satisfy this exception qualifies, it is possible that the IRS could take the position that the entire interest in the Contract should include not only the current Contract value, but also some measure of the value of certain future benefits.

The following language is added as new subparagraph C.2.g. in the "Federal Tax Considerations" section of the prospectus:

           The addition of a rider to the Contract could cause it to be considered newly issued or entered into, for tax purposes, and thus could result in the loss of certain grandfathering with respect to the Contract. Please contact your tax advisor for more information.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-3744
333-69491